FISCAL FIRST QUARTER 2015 FINANCIAL RESULTS January 22, 2015

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended September 27, 2014, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information such as earnings or margin excluding special items, as well as ROIC, Economic Return and free cash flow. We present information excluding special items because it provides a better indication of core performance for purposes of period-to-period comparisons. Economic Return, ROIC and free cash flow are used for internal management assessments because they provide additional insight into financial performance. In addition, we provide non-GAAP measures because we believe they offer insight into the metrics that are driving management decisions as well as management’s performance under the tests that it sets for itself. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL FIRST QUARTER 2015 RESULTS 3 Q1F15 Guidance Q1F15 Jan 3, 2015 Q4F14 Sep 27, 2014 Q1F15 vs. Q4F14 Revenue ($ millions) $630 to $660 $665 $666 Flat Diluted EPS excluding special items $0.68 to $0.74 $0.72 $0.78 - 8% Diluted EPS GAAP $0.67 $0.77 - 13% ROIC 14.4% 15.2% - 80 bps Q1 F15 revenue above guidance range • Flat with prior quarter • Up 25% from comparable quarter last year Non-GAAP diluted EPS of $0.72 above mid-point of guidance range • Excludes $0.05 restructuring charges

FISCAL FIRST QUARTER HIGHLIGHTS Stronger than anticipated end-market demand in Networking/Communications sector $190M of Manufacturing Solutions wins; trailing four quarter wins at $801M $26M of Engineering Solutions wins; another solid quarter Operating Performance: • Operating Margin: 4.6%; consistent with guidance, Guadalajara start-up • Cash Cycle: 72 days; disappointing result that was well above guidance • Free cash flow: negative $99.9 million as a consequence of working capital challenges • ROIC: 14.4%; Economic Return of 3.4% Juarez, MX facility exit complete • Production successfully transferred to our Guadalajara facility Neenah Aerospace Center of Excellence strategy successfully unfolds • Employment growth in our home State of Wisconsin Announced Joann Eisenhart, Ph. D. was nominated to join the Plexus Board of Directors 4

FISCAL SECOND QUARTER 5 Q2F15 Guidance Revenue $630 to $660 million Diluted EPS $0.64 to $0.72 • Includes $0.10 stock based compensation expense • Excludes any unanticipated special items Revenue guidance mid-point suggests 3% contraction from Q1 F15 to Q2 F15 • Networking / Communications sector down after seasonal strength in Q1 F15 EPS guidance reflects near-term flat margin performance • Seasonal payroll cost increases • One quarter delay of certain program transitions to Guadalajara, MX

PERFORMANCE BY SECTOR 6 Q1F15 Jan 3, 2015 Q4F14 Sep 27, 2014 Q1F15 vs. Q4F14 Q2F15 Expectations (percentage points) Networking/ Communications $234 35% $234 35% Flat Down mid teens Healthcare/ Life Sciences $196 30% $189 28% 4% Down mid single Industrial/ Commercial $148 22% $150 23% - 1% Up mid single Defense/ Security/ Aerospace $87 13% $93 14% - 6% Up mid teens Total Revenue $665 100% $666 100% Flat Revenue in millions Comments refer to fiscal quarters • N/C exceeded expectations in Q1; Anticipate softening of revenue in Q2F15 • HC/LS met expectations in Q1; Seasonal softness in Q2F15 • I/C met expectations for Q1; Sequential growth throughout F15 • D/S/A met weak expectations for Q1; Q2F15 expected to show strong growth

FISCAL FIRST QUARTER WINS 7 $41 $52 $74 $23 Manufacturing Wins by Sector ($Ms) Networking/Communications Healthcare/Life Sciences Industrial/Commercial Defense/Security/Aerospace $23 $141 $26 Manufacturing Wins by Region ($Ms) AMER APAC EMEA $190M in annualized manufacturing revenue when fully ramped • 32 programs • Strength in APAC and EMEA regions; balanced across sectors Engineering wins solid at $26M; Strong HC/LS, I/C and D/S/A performance

MANUFACTURING WINS TREND TFQ $801M Trailing Four Quarter Wins Remain Strong 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f TFQ S al e s N ew W in s $ M TFQ Wins TFQ Wins% of TFQ Sales Qtrly Wins Goal 25% Quarterly target approximately $160M 8

REVENUE AND OPERATING MARGIN TREND Quarterly revenue remained near record level Operating margin at 4.6% as we invest in Guadalajara and Aerospace Expecting to resume positive operating margin trend in second half of F15 *represents mid-point guidance OM is non-GAAP 9

4.7% - 5.0% Goal = 5.0% 4.4% - 4.7% 4.7% - 5.0% Goal = 5.0% 0.40%* 0.10%* 0.15%* (0.25%)* (0.15%)* (0.10%)* (0.25%)* Operating Margin Q4F14 JRZ Close GDL Ramp Q1F15 GDL Accelerated Ramp Q1F15 Aerospace CoE Ramp (Neenah) Operating Margin Q1F15 Seasonal Costs Guadalajara Ramp Recovery Aerospace CoE Ramp Recovery (Neenah) F15 EMEA Growth Operating Margin OPERATING MARGIN *Value is +/- 5bps Q2F15 – Late F15 Q4F14 – Q1F15 10

FISCAL FIRST QUARTER INCOME STATEMENT HIGHLIGHTS 11 Q1F15 Jan 3, 2015 Q4F14 Sep 27, 2014 Q1F15 vs. Q4F14 Change Revenue $665 $666 Flat Gross margin 9.2% 9.4% - 20 bps Selling & administrative expenses $30.9 $30.6 + 1% Operating margin excluding special items 4.6% 4.8% - 20 bps Diluted earnings per share GAAP $0.67 $0.77 - 13% Diluted earnings per share excluding special items $0.72 $0.78 - 8% Dollars in millions, except earnings per share • Gross margin in-line with expectations, SG&A slightly higher than expectations • Recorded $1.7M restructuring charges ($0.05 of diluted EPS) primarily related to the previously announced facility closure in Juarez, MX and transition of programs to Guadalajara, MX

BALANCE SHEET AND CASH FLOWS 12 Q1F15 Comments Return on invested capital 14.4% Above WACC of 11% and representing an economic return of 3.4% compared to enduring goal of 5.0% Share repurchases $7.3 million Average price of $38.81 per share Cash cycle days 72 days Greater than expectations due to higher Accounts Receivable days and lower Accounts Payable days Free cash flow ($99.9) million Cash flow from operations was ($90.3M) Capital expenditures were $9.6M

Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 *Q2F15 Inventory Days 92 87 78 72 83 84 84 80 82 A/R Days 50 55 54 49 51 49 48 44 52 A/P Days 61 61 54 56 64 63 67 60 53 Customer Deposit Days 7 17 19 12 8 8 8 8 9 Net Cash Cycle Days 74 64 59 53 62 62 57 56 72 62 DISAPPOINTING CASH CYCLE PERFORMANCE 13 • Q1F15 results higher than guidance driven by higher A/R days and lower A/P days • Improvement expected in all areas for Q2F15 *represents mid-point guidance

CASH FLOW ANALYSIS Fo re ca st $346 $41 ($18) ($5) ($1) ($5) ($14) ($7) 200 250 300 350 400 Q4 Cash Balance Cash Earnings Accounts Receivable Inventory Accounts Payable Other Working Capital Capital Expenditures Share Repurchase Q1 Cash Balance $M ($7) $337 $240 $39 ($56) ($16) ($46) ($10) ($10) ($7) 200 250 300 350 400 Q4 Cash Balance Cash Earnings Accounts Receivable Inventory Accounts Payable Other Working Capital Capital Expenditures Share Repurchase Q1 Cash Balance $M $2,314 $346 Ac tua l • Accounts Receivable – Higher due to higher quarterly revenue and delayed customer payments • Inventory – Increase partially offset with higher customer deposits • Accounts Payable – Primarily lower due to advanced payments and lower procurement for Q2 14

FISCAL SECOND QUARTER 2015 GUIDANCE 15 Guidance Revenue $630 to $660 million Diluted earnings per share $0.64 to $0.72 Gross margin 9.0 to 9.3% SG&A $29.5 to $30.5 million Operating margin 4.4 to 4.7% Depreciation and amortization $12.6 million Q2 tax rate F15 tax rate 10 to 12% 9 to 11% Cash cycle days 60 to 64 days F15 capital expenditures $50 million

NEAR-TERM FOCUS

Fiscal year goals:

- Revenue growth: >10%
- Operating Margins: 4.7% to 5%
- Free Cash Flow: $80 to $100 million
- Economic Spread: 400 bps to 500 bps

Key supporting initiatives:

- Guadalajara swings to profitability (was Q3 F15, now Q4 F15)
  - All Juarez programs transitioned flawlessly
  - Additional program transition delayed one quarter; must not slip again
- EMEA region swings to profitability (still Q3 F15)
  - Flawlessly ramp recent wins into Oradea, RO
  - Continue growth momentum and enable further margin expansion
- Working Capital—tighten up our forecasting and management processes
- Operational Excellence—continue our progress on key improvement initiatives
- Forecasts—stay vigilant on end-market dynamics, out-quarter visibility is poor

PLEXUS®
The Product Realization Company
16

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